UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018

Bison Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38120	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609-610 21st Century Tower

No. 40 Liangmaqiao Road
Chaoyang District, Beijing
China 100016
(Address of principal executive offices, including Zip Code)

(86) 10-8444-6968

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, BISON CAPITAL ACQUISITION CORP. (“BISON”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING BISON’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTION WITH XYNOMIC PHARMACEUTICALS, INC. (“XYNOMIC”), AS DESCRIBED IN THIS REPORT.

THE PROPOSED BUSINESS COMBINATION WILL BE SUBMITTED TO SHAREHOLDERS OF BISON FOR THEIR CONSIDERATION. BISON INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PRELIMINARY AND DEFINITIVE PROXY STATEMENTS IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AND OTHER MATTERS AND WILL MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO ITS SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. SHAREHOLDERS OF BISON AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A FREE COPY OF THE PROXY STATEMENT, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT BISON, XYNOMIC AND THE PROPOSED BUSINESS COMBINATION, ONCE SUCH DOCUMENTS ARE FILED WITH THE SEC, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY CALLING 1-800-SEC-0330. COPIES OF THE PROXY STATEMENT AND SUCH OTHER FILINGS WITH THE SEC CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO BISON AT 609-610 21ST CENTURY TOWER, NO. 40 LIANGMAQIAO ROAD, CHAOYANG DISTRICT, BEIJING, CHINA.

PARTICIPANTS IN THE SOLICITATION

BISON, XYNOMIC AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM BISON’S SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING BISON’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017, FILED WITH THE SEC ON FEBRUARY 21, 2018. A LIST OF THE NAMES OF XYNOMIC’S DIRECTORS AND EXECUTIVE OFFICERS, ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS WILL BE CONTAINED IN THE PROXY STATEMENT RELATING TO THE TRANSACTION WITH XYNOMIC WHEN IT BECOMES AVAILABLE AND WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

DISCLAIMER

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF BISON OR XYNOMIC, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION. NO REGISTERED OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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FORWARD LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, BISON’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION, APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS, THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF REQUISITE SHAREHOLDER AND OTHER APPROVALS, THE PERFORMANCES OF BISON AND XYNOMIC, AND THE ABILITY OF BISON OR, AFTER THE CLOSING OF THE TRANSACTIONS, THE COMBINED COMPANY, TO CONTINUE TO MEET THE NASDAQ CAPITAL MARKET’S LISTING STANDARDS; THE REACTION OF XYNOMIC’S LICENSORS, COLLABORATORS, SERVICE PROVIDERS OR SUPPLIERS TO THE BUSINESS COMBINATION; UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTION; THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; AND GENERAL ECONOMIC CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN BISON’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING BISON AND XYNOMIC, THE BUSINESS COMBINATION TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO BISON, XYNOMIC, XYNOMIC’S SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER BISON, XYNOMIC, NOR XYNOMIC’S SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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Item 1.01 Entry Into A Material Definitive Agreement.

Merger Agreement

On September 12, 2018, Bison Capital Acquisition Corp. (“Bison” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Xynomic Pharmaceuticals, Inc., a Delaware corporation (“Xynomic”), Bison Capital Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Yinglin Mark Xu (“Stockholder Representative”), solely in his capacity as the Stockholder Representative thereunder.

Pursuant to the Merger Agreement, among other things, Merger Sub will merge with and into Xynomic, with Xynomic continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger” and the “Surviving Company”). The Merger will become effective at such time on the closing date as the certificate of merger is duly filed with the Secretary of State of the State of Delaware or at such other time specified in the certificate of merger (the “Effective Time”).

Prior to the consummation of the Merger (the “Closing”), Bison will continue out of the British Virgin Islands and domesticate as a Delaware corporation and will no longer be considered a company incorporated in the British Virgin Islands (the “Domestication”).

At the Effective Time, each share of Xynomic common stock and preferred stock issued and outstanding prior to the Effective Time (excluding dissenting shares, if any) will be automatically converted into the right to receive, on a pro rata basis, the Closing Consideration Shares (as defined below) and the Earnout Shares (as defined below) , and each option to purchase Xynomic stock that is outstanding immediately prior to the Effective Time will be assumed by the Company and automatically converted into an option to purchase shares of common stock of the Company.

Aggregate Merger Consideration

Pursuant to the Merger Agreement, the aggregate merger consideration payable upon the Closing (the “Aggregate Merger Consideration”) consists of the Closing Merger Consideration (as defined below) and the Earnout Consideration (as defined below).

The “Closing Merger Consideration” means (a) $350,000,000, minus (i) the amount of Xynomic’s closing indebtedness, plus (ii) the amount of Xynomic’s closing cash, minus (iii) the amount of Xynomic’s transaction expenses, plus (iv) certain closing tax assets, plus (v) the amount, if any, by which Xynomic’s closing working capital exceeds an agreed upon target amount of working capital, minus (vi) the amount, if any, by which such target amount of working capital exceeds Xynomic’s closing working capital. The Closing Merger Consideration is payable in newly issued shares (the “Closing Consideration Shares”) of the Company’s common stock at a value of $10.15 per share.

The Merger Agreement provides that, in addition to the Closing Merger Consideration, Xynomic stockholders will receive additional consideration (the “Earnout Consideration”) of an additional approximately 9,852,216 shares of Company common stock (representing approximately $100,000,000 based on a $10.15 per share value of the Company’s common stock) (the “Earnout Shares” and, together with the Closing Consideration Shares, the “Merger Consideration Shares”). At the Closing, the Earnout Shares will be deposited in an earnout escrow account (the “Earnout Escrow Account”). In the event that Xynomic (or, after the Closing, the Company) obtains a worldwide exclusive license to a Phase II-ready oncology drug candidate identified by the parties on or prior to March 12, 2019 (the “Earnout Criteria”), the Earnout Shares will be released to Xynomic stockholders, provided that 3% of the Earnout Shares will be deposited in the Escrow Account as a part of the Escrow Shares upon the release. If the Earnout Criteria are not achieved, the Earnout Shares will be returned to the Company.

Escrow Account

At the Closing, 3% of the Closing Consideration Shares will be deposited in an escrow account (the “Escrow Account”) to serve as security for, and the exclusive source of payment of, the Company’s indemnity rights under the Merger Agreement and any excess of the estimated Closing Merger Consideration over the final Closing Merger Consideration amount determined post-Closing. If the Earnout Shares are released to Xynomic’s stockholders, 3% of such shares will be added to the Escrow Account for the same purposes (all shares deposited in the Escrow Account are referred to as “Escrow Shares”).

Xynomic stockholders are entitled to vote all the Escrow Shares and the Earnout Shares while they are held in escrow.

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Indemnification Obligations

Xynomic’s stockholders are severally, and not jointly and severally, obligated to indemnify, defend and hold harmless the Company and certain of its related parties from and against any and all losses arising out of or relating to:

●	the breach of any representation or warranty made by the Company set forth in Article III of the Merger Agreement; or

●	the breach of any covenant or agreement on the part of Xynomic to be performed prior to or at the closing of the Merger.

Indemnifiable losses generally do not include (a) any exemplary, consequential, incidental, indirect, special, punitive or treble damages, except to the extent paid by a party to a third party in connection with a third party claim, (b) calculations of damages or losses using loss of future revenue, income or profits or diminution of value, (c) damages based on a multiple of value or (d) damages based on loss of business reputation or opportunity.

Except in the case of fraud by Xynomic or its subsidiaries, the maximum aggregate amount of indemnification payments which the Xynomic stockholders will be obligated to pay in respect of the above indemnification obligations will not exceed the shares in the Escrow Account. The Xynomic stockholders’ indemnification obligations under the Merger Agreement are subject to other limitations, including a $500,000 deductible.

Escrow Shares released to the Company to satisfy indemnification claims will be valued at the then-current value of the Company’s common stock, but not less than $5.00 per share or more than $30.00 per share. Any Escrow Shares not used to satisfy claims of the Company under the Merger Agreement will be released from escrow to the former Xynomic stockholders 18 months after closing (subject to extension to address any unresolved indemnification claims that may be pending at such time).

Representation and Warranties

Under the Merger Agreement, Xynomic and its subsidiaries (collectively, the “Group Companies”), on the one hand, and the Company and Merger Sub, on the other hand, each made representations and warranties to each other, including without limitation as to such parties’ corporate powers, capital structure, financial condition, legal activity and compliance, and in the case of each of the Group Companies, its assets, liabilities, properties, taxes, recent operations, contracts, related party transactions, insurance, employee matters and certain other matters. The representations and warranties made by the Group Companies in the Merger Agreement will survive the Closing for 18 months (with any claims for fraud surviving until the expiration of the applicable statute of limitations). Any claims that are made prior to, but have not been resolved by, the applicable expiration time will survive until finally resolved. The representations and warranties made by the Company and Merger Sub in the Merger Agreement will not survive the consummation of the Merger.

The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations and warranties in the Merger Agreement are also modified in important part by the disclosure schedules and annexes attached thereto, which are not filed publicly and which may be subject to contractual standards of materiality or material adverse effect applicable to the contracting parties that differ from what may be viewed as material to investors. The representations and warranties in the Merger Agreement and the items listed in the disclosure schedules were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that the disclosure schedules contain information that is material to an investment decision. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.

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Covenants and Agreements of the Parties

Each party agreed in the Merger Agreement to use their commercially reasonable efforts to effect the Closing. The Merger Agreement also contains covenants of the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement, including covenants regarding (1) the operation of their respective businesses in the ordinary course of business, (2) the provision of access to their books and records, (3) confidentiality, (4) exclusive dealing, (5) enabling counsel of Xynomic to deliver to Xynomic a tax opinion regarding the tax-free nature of the Merger, (6) notifications of certain breaches, consent requirements or other matters, (7) efforts to consummate the Merger and obtain third party and regulatory approvals, (8) with respect to Xynomic, provision of interim financial statements, obtaining stockholder approval of the Merger and using commercially reasonable efforts to provide certain information concerning its intellectual property, and (9) with respect to the Company and Merger Sub, not contacting or communicating with the employees, customers, licensors, collaborators, service providers or suppliers of the Group Companies without the written consent of Xynomic, and continued employment as of the Effective Time of employees of the Group Companies immediately prior to the Effective Time.

The parties also agreed that the board of directors of the Company at Effective Time will consist of the following nine directors, a majority of which shall be independent directors in accordance with Nasdaq listing requirements: one of the directors will be nominated by Bison, three of the directors will be nominated by Xynomic and two independent directors will be mutually agreed upon by Bison and Xynomic in addition to three existing independent directors of Bison. The parties also agreed that the executive officers of the Company at the Effective Time will consist of one officer nominated by Bison, two officers nominated by Xynomic and one officer mutually agreed upon by Bison and Xynomic.

Bison also agreed, as promptly as practicable after the date of the Merger Agreement, to file a proxy statement (the “Proxy Statement”) for a special meeting in lieu of an annual meeting of its shareholders to approve the Merger Agreement and related matters (the “Shareholder Meeting”) and provide all of its public shareholders with the opportunity to redeem their public shares in conjunction with the shareholder vote (the “Offer”). Without limitation, in the Proxy Statement, Bison must seek from its shareholders (i) approval of the Merger Agreement and the transactions contemplated thereby, (ii)  (x) approval of the Domestication and (y) adoption of the charter of the domesticated entity, effective as of the effective time of the Domestication, (iii) approval of the change of the name of the Company with effect from the Closing to “Xynomic Pharmaceuticals Holdings, Inc.”, (iv) adoption and approval of the certificate of incorporation of the surviving company of the Merger, with effect from the Closing, (v) the assumption, at the Effective Time of the Merger, by the Company of Xynomic’s Stock Incentive Plan, which provides for the granting of shares of the Company’s common stock to employees of Xynomic and the Company in the form of stock options, restricted stock units, restricted stock or other equity-based awards, (vi)  the election of nine members of the Company’s board of directors as of the Effective Time, (vii) adoption and approval of an amended certificate of incorporation and amended bylaws of the Company upon the Closing, and (viii) approval to obtain any and all other approvals necessary or advisable to effect the consummation of the Merger (such proposals are referred to as the “Bison Proposals”).

The Company agreed, through its board of directors, to recommend that the Company’s shareholders vote in favor of all Parent Proposals, and not withdraw or modify such recommendation prior to termination of the Merger Agreement.

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Conditions to Consummation of the Merger

Consummation of the transactions contemplated by the Merger Agreement is subject to the satisfaction or waiver by the respective parties of a number of conditions, including the approval of the Merger Agreement and the transactions contemplated thereby by Xynomic’s and Bison’s respective stockholders. Other closing conditions include, among others: (i) the respective representations of the parties to each other being true and correct; (ii) performance and compliance with in all material respects of the respective covenants and agreements of each party; (iii) the applicable waiting periods, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 having expired or terminated; (iv) the Company having at least $7,500,001 of net tangible assets remaining after the closing of the contemplated transactions (including the Offer); (v) no material adverse effect with respect to Xynomic or the Company having occurred since the date of the Merger Agreement; (vi) the approval for listing on Nasdaq (subject to official notice of issuance) of the shares of the Company’s common stock to be issued in connection with the Merger; (vii) the Company having obtained an opinion of Sidley Austin LLP (or another nationally recognized law firm proposed by Xynomic that is reasonably acceptable to the Company), dated as of the Closing date and in form and substance reasonably satisfactory to Xynomic, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. Internal Revenue Code (as amended), which opinion will be subject to customary exceptions, assumptions and qualifications; and (viii) completion of the Domestication.

Termination, Termination Fees and Expense Reimbursement

The Merger Agreement may be terminated under certain circumstances at any time prior to Closing, including, among others, by (i) mutual written consent by Bison and Xynomic, (ii) the Company if Xynomic’s stockholders have not adopted the Merger Agreement by September 17, 2018 (which is no longer applicable because Xynomic’s stockholders have adopted the Merger Agreement), (iii) either party if the transactions contemplated by the Merger Agreement have not been completed by March 23, 2019 (as such date may be extended pursuant to the Merger Agreement, the “Outside Date”), (iv) either party if any representation or warranty of the opposing party is not materially true and correct or if the opposing party fails to perform in any material respect any covenant or agreement, subject to a 30-day cure period and other exceptions, and (v) Xynomic if the Company’s board of directors withdraws or changes its recommendation that the Company’s stockholders vote in favor of the Bison Proposals, or if the Company’s shareholders do not approve all Bison Proposals at the Company shareholder meeting (or at any adjournment or postponement thereof).

The Company will be required to reimburse Xynomic for its transaction-related expenses, up to a maximum of $500,000, if the Merger Agreement is terminated due to:

●	a breach by the Company of its obligations under the Merger Agreement relating to preparing and filing a proxy statement for obtaining, and obtaining, approval of the Merger and the Merger Agreement by the Company’s stockholders and not consummating an alternative business combination with another party; or

●	any breach of the Merger Agreement by the Company or the Merger not closing by the Outside Date, and, within 12 months after termination of the Merger Agreement, the Company consummates an alternative business combination (or enters into a definitive agreement to consummate an alternative business combination, which is later consummated).

Xynomic will be required to reimburse the Company for its transaction-related expenses, up to a maximum of $500,000, if the Merger Agreement is terminated due to Xynomic’s stockholders failing to approve the Merger Agreement, a breach by Xynomic of its obligations under the Merger Agreement to provide information to BCAC for inclusion in the proxy statement or Xynomic failing to close the Merger when it is required to do so. In this case, Xynomic will also be obligated to pay the Company’s sponsor a $4,500,000 termination fee if (i) the breach by Xynomic causes the Company to not be able to satisfy its obligations under the Merger Agreement relating to preparing and filing a proxy statement for obtaining, and obtaining, approval of the Merger and the Merger Agreement by the Company’s stockholders and not consummating an alternative business combination with another party, or to close the Merger on or prior to the Outside Date, or enter into a definitive agreement to consummate an alternative business combination by that date, and (ii) the Company ceases operations other than making required distributions to its shareholders pursuant to its organizational documents and its winding up and dissolution as a result of (x) failing to obtain shareholder approval to consummate any alternative business combination or (y) occurrence of an Automatic Redemption Event (as defined in the Company’s Memorandum and Articles of Association).

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Xynomic will also be required to reimburse the Company for its transaction-related expenses, up to a maximum of $500,000, if the Merger Agreement is terminated due to any breach of the Merger Agreement by Xynomic or because the Merger has not closed by the Outside Date, and within 12 months after termination of the Merger Agreement, Xynomic consummates an alternative business combination (or enters into a definitive agreement to consummate an alternative business combination, which is later consummated).

Governing Law and Dispute Resolution

The Merger Agreement is governed by Delaware law. Subject to limited exceptions, all claims relating to the Merger Agreement and the transactions contemplated thereby will be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Merger Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof.  The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits.  Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

Voting and Support Agreement

Concurrently with execution of the Merger Agreement, certain shareholders of Bison entered into a voting and support agreement with Xynomic (the “Voting Agreement”). Under the Voting Agreement, such Bison shareholders party thereto generally agreed to vote all of their capital shares in Bison in favor of the Merger Agreement and the transactions contemplated thereby, each other Bison Proposal and any other proposal included in the Proxy Statement related to the Merger for which the Company’s board of directors has recommended that the Company shareholders vote in favor. The Voting Agreement prevents transfers of the Bison shares held by the Bison shareholders party thereto between the date of the Voting Agreement and the termination of the Voting Agreement, subject to certain limited exceptions.

The Voting Agreement will terminate upon the earliest of (a) as to each shareholder party thereto, the mutual written consent of Xynomic and such shareholder, (b) the termination of the Merger Agreement and (c) the Effective Time.

A copy of the Voting Agreement is filed with this Report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Voting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Voting Agreement.

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Lock-Up Agreement

The Merger Agreement contemplates that, at the Closing, the Company will enter into a lock-up agreement with each stockholder of Xynomic immediately prior to the Effective Time, in substantially the form attached to the Merger Agreement (each, a “Lock-Up Agreement”), with respect to the Merger Consideration Shares received in the Merger (collectively, the “Restricted Securities”). In such Lock-Up Agreement, each holder will agree that, subject to certain exceptions, during the period ending nine months after the Closing, it will not (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap, short sale, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to effect any transaction specified in clause (i) or (ii), or (iv) make any demand for or exercise any right with respect to the registration of any shares of the Company’s common stock; subject to certain exceptions.

The agreed form of the Lock-Up Agreement is filed with this Report as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Lock-Up Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Lock-Up Agreement.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, the Company will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with certain existing investors of Bison (including its sponsor) and each of the stockholders of Xynomic immediately prior to the Effective Time (collectively, the “Investors”). Under the Registration Rights Agreement, the Investors will have registration rights that will obligate the Company to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all or any portion of the 1,509,375 shares of common stock of Bison issued to certain existing investors (the “Founder Shares”), 432,063 private units issued by Bison to certain existing investors in conjunction with the consummation of its initial public offering (the “Private Units”), any private units which may be issued by Bison in payment of working capital loans made to Bison (the “Working Capital Units”, together with Founder Shares, Private Units, the “Existing Registrable Securities”), and the Merger Consideration Shares (together with the Existing Registrable Securities and any securities of Bison issued as a dividend or distribution with respect thereto or in exchange therefor, the “Registrable Securities”).

At any time and from time to time on or after (i) the one month anniversary of the Closing with respect to the Private Units or Working Capital Units, (ii) three months prior to the release of the Founder Shares under the terms of a certain escrow agreement; or (iii) nine months after the Closing with respect to the Merger Consideration Shares, the holders of a majority of all of the Existing Registrable Securities or the Merger Consideration Shares, calculated on an as-converted basis, may make a written demand for registration under the Securities Act of all or part of their Registrable Securities, and other holders of the Registrable Securities will be entitled to join in such demand registration, provided that the Company shall not be obliged to effect more than two demand registrations in any one year period or more than an aggregate of three demand registrations.

Subject to certain exceptions, if at any time on or after the Closing, the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, under the Registration Rights Agreement, the Company shall give written notice of such proposed filing to the holders of the Registrable Securities and offer them an opportunity to register the sale of such number of Registrable Securities as such holders may request in writing, subject to customary cut-backs.

In addition, subject to certain exceptions, the holders of a majority of all of the Existing Registrable Securities or the Merger Consideration Shares, calculated on an as-converted basis, will be entitled under the Registration Rights Agreement to request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration that may be available at such time.

Under the Registration Rights Agreement, the Company will agree to indemnify the holders of Registrable Securities and certain persons or entities related to them, such as their officers, employees, affiliates, directors, partners, members, attorneys and agents from and against any expenses, losses, judgments, claims, damages or liabilities resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which the sale of such Registrable Securities was registered under the Securities Act, unless such liability arose from a misstatement or omission by such selling holder. Each selling holder of Registrable Securities, including Registrable Securities in any registration statement or prospectus, will agree to indemnify the Company and certain persons or entities related to the Company, such as its officers and directors and underwriters, against all losses caused by their misstatements or omissions in those documents.

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The agreed form of the Registration Rights Agreement is filed with this Report as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Registration Rights Agreement.

Escrow Agreement

The Merger Agreement contemplates that, at or prior to the Closing, the Company will enter into an escrow agreement (the “Escrow Agreement”) with the Stockholder Representative and Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”). Pursuant to the Escrow Agreement and the Merger Agreement, the Escrow Shares will be deposited in the Escrow Account to serve as security for, and the exclusive source of payment of, the Company’s indemnity rights under the Merger Agreement and any excess of the estimated Closing Merger Consideration over the final Closing Merger Consideration amount determined post-Closing. In addition, the Company will deposit the Earnout Shares in a separate Earnout Escrow Account, to be released therefrom to Xynomic stockholders or returned to the Company based on whether or not the Earnout Criteria are achieved.

The agreed form of the Escrow Agreement is filed with this Report as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Escrow Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Escrow Agreement.

Non-Competition and Non-Solicitation Agreement

The Merger Agreement contemplates that, at the Closing, certain Xynomic stockholders actively involved with Xynomic management (each, a “Subject Party”) will enter into a Non-Competition and Non-Solicitation Agreement in favor of Bison, Xynomic and their respective successors and subsidiaries (the “Covered Parties”), in substantially the form attached to the Merger Agreement (each, a “Non-Competition Agreement”). Pursuant to the Non-Competition Agreement, for a period from the Closing until the later of (i) the three year anniversary of the Closing or (ii) the date on which the Subject Party is no longer a director, officer, manager, employee or independent contractor of any Covered Party (such period, the “Restricted Period”), the Subject Party and its controlled affiliates will not, without the Company’s prior written consent, anywhere in the Territory (defined below), directly or indirectly engage, other than through a Covered Party, in the business of in-licensing, developing and commercializing small molecule oncology drug candidates inhibiting HDAC, RAF or mTOR in China, the U.S. or rest of the world, as conducted by the Company as of the Closing Date (the “Business”), or own, manage, finance or control, or participate in the ownership, management, financing or control of, or become engaged or serve as an officer, director, member, partner, employee, agent, consultant, advisor or representative of, a business or entity (other than a Covered Party) that engages in the Business (a “Competitor”). However, the Subject Party and its affiliates will be permitted under the Non-Competition Agreement to own passive investments of no more than 5% of any class of outstanding equity interests in a Competitor that is publicly traded, so long as the Subject Party and its affiliates and immediate family members are not involved in the management or control of such Competitor.

The “Territory” is the United States of America, the Peoples’ Republic of China or any other markets in which the Covered Parties are engaged, or are actively contemplating to become engaged, in the Business.

Under the Non-Competition Agreements, the Subject Party and its controlled affiliates will also be subject to certain non-solicitation and non-interference obligations during the Restricted Period with respect to the Covered Parties’ respective (i) employees, independent contractors, consultants or otherwise any covered personnel (ii) customers and (iii) vendors, suppliers, distributors, agents or other service providers. The Subject Party will also be subject to non-disparagement provisions regarding the Covered Parties and confidentiality obligations with respect to the confidential information of the Covered Parties.

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The agreed form of Non-Competition Agreement is filed with this Report as Exhibit 10.5 and is incorporated herein by reference. The foregoing description of the Non-Competition Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Non-Competition Agreement.

Letter of Transmittal

After the Closing, in order to receive the Merger Consideration Shares to which it is entitled, each Xynomic stockholder will be required to deliver to Continental Stock Transfer & Trust Company, as the exchange agent (the “Exchange Agent”), a completed and duly executed Letter of Transmittal, in substantially the form attached to the Merger Agreement (each, a “Letter of Transmittal”), with respect to its shares of Xynomic stock. In the Letter of Transmittal, each such holder will make representations and warranties with respect to itself and its shares of Xynomic stock, acknowledge its indemnification obligations and the escrow provisions under the Merger Agreement, appoint the Stockholder Representative to act on its behalf in accordance with the terms of the Merger Agreement, provide a general release to Xynomic and its affiliates and certain related persons with respect to claims relating to the holder’s capacity as a holder of Xynomic stock, and agree to be bound by confidentiality obligations to Xynomic for two years after the Closing.

The agreed form of the Letter of Transmittal is filed with this Report as Exhibit 10.6 and is incorporated herein by reference. The foregoing description of the Letter of Transmittal does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Non-Competition Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Report is incorporated by reference herein. The shares of common stock issuable as the Merger Consideration Shares pursuant to the Merger Agreement will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act, Regulation D and/or Regulation S promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On September 12, 2018, Bison issued a press release announcing the execution of the Merger Agreement, a copy of which is furnished as Exhibit 99.1 to this Report.

Commencing shortly after the filing of this Report, Bison intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Bison’s securities, in connection with the proposed transactions contemplated in the Merger Agreement with Xynomic.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. This Report should not be deemed an admission as to the materiality of any information contained in the investor presentation. The Company does not undertake any obligation to update the investor presentation.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

2.1*	Agreement and Plan of Merger, dated as of September 12, 2018, by and among Bison Capital Acquisition Corp., Bison Capital Merger Sub Inc., Xynomic Pharmaceuticals, Inc., and Yinglin Mark Xu solely in his capacity as the Stockholder Representative.

10.1	Voting and Support Agreement, dated as of September 12, 2018, by and among Xynomic Pharmaceuticals, Inc. and the investors party thereto.

10.2	Form of Lock-Up Agreement to be entered into by and among Bison Capital Acquisition Corp. and the stockholders party thereto.

10.3	Form of Amended and Restated Registration Rights Agreement to be entered into by and among Bison Capital Acquisition Corp. and the investors party thereto.

10.4	Form of Escrow Agreement to be entered into by and among Bison Capital Acquisition Corp., Yinglin Mark Xu and Continental Stock Transfer & Trust Company.

10.5	Form of Non-Competition Agreement to be entered into by and among Bison Capital Acquisition Corp. and the covered parties thereto.

10.6	Form of Letter of Transmittal

99.1	Press Release dated September 12, 2018

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2018

Bison Capital Acquisition Corp.

By:	/s/ James Jiayuan Tong
James Jiayuan Tong
Chief Executive Officer, Chief Financial Officer and Director

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